Delivering Ads to Desktop & Mobile NYSE MKT: INUV Richard Howe, CEO • Wally Ruiz, CFO

Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange Commission. Forward-Looking Statements Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Results For The Year Ending 2014 15% quarterly growth, $49.6m Revenue, $2.1m net income & $5.5m AEBITDA Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. $6.4 $6.3 $7.1 $9.3 $5.8 $5.8 $6.7 $8.5 $10.1 $10.9 $13.0 $15.5 $1.3 $1.2 $1.2 $1.8 $0.7 $0.4 $0.4 $0.7 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 Q2 Q3 Q4 Gross Profit Operating Expense Revenue AEBITDA Net Income 36% > 2013

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. • Data–driven Marketing • Ad Serving Technology • Proprietary Content …the alignment of marketing with ads and content A Collection of Proprietary Assets We own the end-to-end Ecosystem:

Matching Consumers with Advertisers Through a network of sites and apps utilizing Inuvo ad-tech and content Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. 52% 51% 49% Owned Segment Partner Segment Apps Proprietary content Business listings, Health, Careers, Finance, Travel & Living Content Advertising relationships Yahoo, Google and other Direct Advertisers Distribution & ad technology 1 million users in 26 countries • 50 million unique visitors monthly 2 billion ads served monthly • 20 million clicks monthly Various Verticals

Segment Distribution Throughout 2014 Double digit sequential growth occurred in both segments of the business Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. $5.5 $5.6 $7.1 $7.6 $4.7 $5.4 $5.9 $7.9 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Owned and Operated Network Partner Network M ill io n s of Do llar s

Reaching Consumers Thru a network of partner sites & applications Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Delivering Ads to Partner Sites Where income is earned from clicks on delivered ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

A Display Ad Service to Partner Sites Where income is earned from clicks on delivered ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

A Native Ad Service to Partners Where income is earned from clicks on delivered ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Inuvo Mobile D2S Landing Page App Partner Mobile Ad Network Partner A Display Ad Service for Mobile Apps Where income is earned from clicks on delivered ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Reaching Consumers Thru a network of owned sites & applications Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

careers.alot.com health.alot.com finance.alot.com travel.alot.com living.alot.com local.alot.com A Suite of Mobile-Ready Web Sites That allow for the distribution of content and advertising Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Finance Weather Photo Editing News Entertainment Travel Health Local A Suite of Mobile-Ready Apps That allow for the distribution of content and advertising Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Expanding Content, An Enhanced Site More to Read, Easier to Engage, and Improved Navigation Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Connected Content Editor Curated Featured Articles Prominent Social Connections Editor Curated Next Reads on Articles Inuvo Targeted Ads

Matching Consumers with Ads & Content Earning income from Inuvo-delivered ads displayed or clicked Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Matching Consumers with Ads & Content Earning income from clicks on Inuvo delivered display ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Matching Consumers with Ads & Content Earning income from clicks on Inuvo delivered display ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Native Advertising Served By Inuvo

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Expanding our ability to Engage Focused on Social. Improving our site. Growing Organic Traffic. More Social •51k Facebook Followers •1k Twitter followers on Health, Finance & Travel •Active on Pinterest, Instagram, and Tumblr Onsite More •20% Health time on site •43% Living time on site •15% Travel time on site •10% Bounce Rate More Organic •100% Living traffic •50% Health traffic •800% Careers traffic Page 1’s

The Alot Audience Continues to Grow Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Uni q ue V isit o rs p e r M o nt h 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 alot Q1 2014 alot Dec 2014 Angies List (*) Oprah (*)(*) Source Similarweb

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Summary Delivering consumers thru a network of sites & applications

• A scalable TTM $50m Rev, $5.5M AEBITDA, $2.1m Profit model • That grew 15% quarterly in 2014, and 36% YOY to $15.5m in Q4 • With proprietary content, ad-tech and a network for the distribution of ads • Where 49% of overall revenue is now from mobile • And Long standing partnerships with Yahoo! & Google fuel growth • Trading at attractive multiples for an Ad-Tech and Content business Inuvo Summary Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Inuvo Stock is Attractively Priced Inuvo trades at 0.6 times trailing twelve months sales - Peers trade at 1.7 times Company Symbol Price(*) Mkt Cap (MC) Enterprise Value (EV) Sales TTM EBITDA TTM MC/ Sales MC/ EBITDA EV/ EBITDA Angies List ANGI $5.05 $291.6 $275.8 $301.6 ($14.8) 1.0 NA NA Autobytel ABTL $9.92 $87.7 $85.8 $100.9 $6.8 0.9 12.9 12.6 Bluecora BCOR $13.85 $570.8 $534.9 $640.0 $107.7 0.9 5.3 5.0 Criteo CRTO $40.81 $2,350.0 $2,170.0 $742.7 $54.2 3.2 43.4 40.1 Demand Media DMD $4.45 $87.3 $45.7 $365.9 $29.4 0.2 3.0 1.6 Digital River DRIV $25.84 $766.3 $515.9 $375.3 $35.7 2.0 21.5 14.5 Marchex MCHX $4.26 $175.8 $91.9 $189.0 $10.0 0.9 17.5 9.2 Millennial MM $1.61 $167.3 $97.1 $306.4 ($21.7) 0.5 NA NA Rocket Fuel FUEL $13.55 $559.6 $489.9 $354.7 ($29.5) 1.6 NA NA Rubicon RUBI $15.42 $536.8 $449.0 $111.6 ($10.2) 4.8 NA NA Travelzoo TZOO $8.86 $134.4 $75.2 $142.1 $16.3 0.9 8.3 4.6 XOXO Group XOXO $17.11 $431.5 $348.1 $139.2 $14.2 3.1 30.4 24.6 Average 1.7 17.8 14.0 Inuvo, Inc. INUV $1.32 $31.1 $31.0 $49.6 $5.5 0.6 5.7 5.6

Go to inuvo.com/investor-email to sign up today Investor Newsletter: Keeping Up With Inuvo Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.